                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      / /        Definitive Proxy Statement
      /X/        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12

                            SL GREEN REALTY CORP.
------------------------------------------------------------
      (Name of Registrant as Specified In Its Charter)

------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the
                        Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!


                         ANNUAL MEETING OF STOCKHOLDERS
                             SL GREEN REALTY CORP.

                                  May 16, 2000



                             SL GREEN REALTY CORP.

                              420 Lexington Avenue
                            New York, New York 10170

      Proxy for Annual Meeting of Stockholders to be held on May 16, 2000
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned hereby constitutes and appoints Stephen L. Green and Benjamin P. Feldman and either of them, as Proxies of the undersigned, with full power of substitution, to vote all shares of Common Stock of SL Green Realty Corp. (the "Company") held of record by the undersigned as of the close of business on March 21, 2000, on behalf of the undersigned at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Grand Hyatt New York Hotel, Park Avenue at Grand Central Terminal, 109 East 42nd Street, New York, New York, 10:00 a.m., local time, on Tuesday, May 16, 2000, and at any adjournments or postponements thereof.

         WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES OF THE BOARD OF DIRECTORS LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2. IN THEIR DISCRETION, THE PROXIES ARE EACH AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. (PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.)



                     Please vote and sign on other side and
                    return promptly in the enclosed envelope.

                Please Detach and Mail in the Envelope Provided

|X| Please mark your
    votes as indicated
    in this example

1.  To elect two Class III directors of        FOR ALL          WITHHOLD
    the Company to serve until the 2003       (except as       AUTHORITY
    Annual Meeting of Stockholders and      marked to the   (to vote for all
    until their respective successors      contrary below)     nominees)
    are duly elected and qualified.              |_|              |_|

(INSTRUCTION: To withhold authority to     NOMINEES:
vote for any individual nominee or           John H. Alschuler, Jr.
nominee, write that nominee's name in        Stephen L. Green
the space below.)

----------------------------------------

2.  To ratify the selection of Ernst &     FOR      ABSTAIN    AGAINST
    Young LLP as the independent           |_|        |_|        |_|
    auditors of the Company for the
    fiscal year ending December 31,
    2000.

3. To consider and act upon any other matters that may properly be brought before the Annual Meeting and at any adjournments or postponements thereof.

                                        THE UNDERSIGNED HEREBY ACKNOWLEDGE(S)
                                        RECEIPT OF A COPY OF THE ACCOMPANYING
                                        NOTICE OF ANNUAL MEETING OF
                                        STOCKHOLDERS, THE PROXY STATEMENT WITH
                                        RESPECT THERETO AND THE COMPANY'S 1999
                                        ANNUAL REPORT TO STOCKHOLDERS AND HEREBY
                                        REVOKE(S) ANY PROXY OR PROXIES
                                        HERETOFORE GIVEN. THIS PROXY MAY BE
                                        REVOKED AT ANY TIME BEFORE ITS
                                        EXERCISED.

                                        MARK HERE FOR ADDRESS CHANGE AND     |_|
                                        NOTE AT LEFT

shareholder name & address

do not print in this area

Please Detach and Mail in the Envelope Provided

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